EXHIBIT 10.1

ATRINSIC, INC.

65 Atlantic Avenue
Boston, Massachusetts 02110

December ___, 2015
Iroquois Capital Management LLC
205 East 42nd St- 20th Fl.
New York NY
Attn.: Joshua Silverman

Re: 3rd Amendment to First Amended and Restated Security Agreement

Dear Mr. Silverman:

Reference is made to the incremental $25,000.00 loan from Iroquois Master Fund Ltd. to Atrinsic, Inc. being funded today which will be evidenced by a Convertible Promissory Note of even date herewith.  We hereby confirm that “Notes” as defined in the First Amended and Restated Security Agreement dated December 18, 2014, as amended, shall be further amended to include all of the notes described on Exhibit A hereto.

Except as modified hereby, the First Amended and Restated Security Agreement dated December 18, 2014 shall remain in full force and effect.

Sincerely,

/s/ Edward Gildea_______________________
Edward Gildea,
President

Agreed to and Accepted:

Iroquois Master Fund Ltd.

By:_/s/ Joshua Silverman___________________
Joshua Silverman, Authorized Signatory

EXHIBIT 10.1, 1

Exhibit A

Notes Covered by First Amended and Restated Security Agreement
by and among
Atrinsic, Inc., Iroquois Master Fund LTD and Hudson Bay Master Fund LTD

Note Date	Holder	Note Amount

2/11/2014	Hudson Bay Master Fund LTD	$87,500.00
2/11/2014	Iroquois Master Fund LTD	$87,500.00
8/15/2014	Hudson Bay Master Fund LTD	$45,000.00
8/15/2014	Iroquois Master Fund LTD	$45,000.00
12/18/2014	Hudson Bay Master Fund LTD	$75,000.00
12/18/2014	Iroquois Master Fund LTD	$75,000.00
5/15/2015	Hudson Bay Master Fund LTD	$50,000.00
5/15/2015	Iroquois Master Fund LTD	$50,000.00
9/3/2015	Hudson Bay Master Fund LTD	$25,000.00
9/3/2015	Iroquois Master Fund LTD	$25,000.00
10/__/2015	Hudson Bay Master Fund LTD	$25,000.00
10/__/2015	Iroquois Master Fund LTD	$25,000.00
12/_/2015	Hudson Bay Master Fund LTD	$25,000.00
12/_/2015	Iroquois Master Fund LTD	$25,000.00

EXHIBIT 10.1, 2